Exhibit 99.2

Monthly Operating Report

CASH BASIS

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

JUDGE:	Mark X. Mullin

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	April	2020
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,

TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Anthony C. Schnur	5/22/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Kimberly Thomen	5/22/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

CASH RECEIPTS AND DISBURSEMENTS	Apr-20	MONTH	MONTH	MONTH

1. CASH - BEGINNING OF MONTH	$73,366.08	$21,922.16	$21,922.16	$21,922.16
RECEIPTS
2. CASH SALES
3. ACCOUNTS RECEIVABLE COLLECTIONS
4. LOANS AND ADVANCES
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME
7. WAGES
8. OTHER (ATTACH LIST)
9. TOTAL RECEIPTS	$-	$-	$-	$-
DISBURSEMENTS
10. NET PAYROLL	$36,556.25
11. PAYROLL TAXES PAID	$14,184.46
12. SALES,USE & OTHER TAXES PAID
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS
16. RENTAL & LEASE PAYMENTS
17. UTILITIES
18. INSURANCE
19. VEHICLE EXPENSES
20. TRAVEL
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE
23. SUPPLIES
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ATTACH LIST)	$703.21
29. TOTAL ORDINARY DISBURSEMENTS	$51,443.92	$-	$-	$-
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES
31. U.S. TRUSTEE FEES
32. OTHER (ATTACH LIST)
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-	$-
34. TOTAL DISBURSEMENTS	$51,443.92	$-	$-	$-
35. NET CASH FLOW	$(51,443.92)	$-	$-	$-
36. CASH - END OF MONTH	$21,922.16	$21,922.16	$21,922.16	$21,922.16

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

CASH DISBURSEMENTS DETAIL	MONTH:	April

CASH DISBURSEMENTS
DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
202004002	04/28/2020	Yuma Employees	Net Payroll	$36,556.25
202004002	04/28/2020	N/A	Payroll Taxes	$14,184.46
25957	04/30/2020	Derrick Hale	Employee Expense	$703.21

	TOTAL BANK ACCOUNT DISBURSEMENTS			$51,443.92

TOTAL DISBURSEMENTS FOR THE MONTH				$51,443.92

Monthly Operating Report

CASH BASIS-2

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

BANK RECONCILIATIONS		Acct #1	Acct #2	Acct #3
A.	BANK:	Legacy Texas		Legacy Texas	TOTAL
B.	ACCOUNT NUMBER:	9621	$9,639.00
C.	PURPOSE (TYPE):	YCI Op Acct	YCI Payroll
1.	BALANCE PER BANK STATEMENT	$16,530.78	$6,109.59		$22,640.37
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$-	$-		$-
3.	SUBTRACT: OUTSTANDING CHECKS	$718.21	$-		$718.21
4.	OTHER RECONCILING ITEMS	$-	$-		$-
5.	MONTH END BALANCE PER BOOKS	$15,812.57	$6,109.59	$-	$21,922.16
6.	NUMBER OF LAST CHECK WRITTEN	A/P 25952	555034610

INVESTMENT ACCOUNTS
	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH
12. CURRENCY ON HAND	$-

13. TOTAL CASH - END OF MONTH	$21,922.16

Monthly Operating Report

CASH BASIS-3

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

ASSETS OF THE ESTATE
SCHEDULE "A" REAL PROPERTY	SCHEDULE AMOUNT	Apr-20	MONTH	MONTH

1. Total Current Assets		$208,686.46
2. Net Other Property		$263,278.66
3. Total Other Assets		$16,227,523.08
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$-	$16,699,488.20	$-	$-
SCHEDULE "B" PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)
36. TOTAL PERSONAL PROPERTY ASSETS	$-	$-	$-	$-
37. TOTAL ASSETS	$-	$16,699,488.20	$-	$-

Monthly Operating Report

CASH BASIS-4

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

MONTH:	April

LIABILITIES OF THE ESTATE
PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. SECURED
2. PRIORITY
3. UNSECURED
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$-	$-

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. 'FisherBroyles, LLP	04/30/2020	$(25,000.00)	05/30/20	$-
8. 'HOUSTON-1177 WEST LOOP OWNER LP	04/30/2020	$(20,492.95)	05/30/20	$-
9. 'Blue Cross and Blue Shield of Texas	04/30/2020	$(10,740.66)	05/30/20	$-
10. 'Seaport Global Securities LLC	04/30/2020	$(10,000.00)	05/30/20	$-
11. 'Secure Networkers	04/30/2020	$(3,942.47)	05/30/20	$-
12. 'Secure Networkers	04/22/2020	$(3,095.95)	05/22/20	$-
13. 'Drillinginfo, Inc.	04/30/2020	$(2,665.00)	05/30/20	$-
14. 'Mutual of Omaha	04/30/2020	$(2,275.80)	05/30/20	$-
15. 'R. Reese and Associates, PLLC	04/15/2020	$(2,205.00)	05/15/20	$-
16. 'AT&T	04/15/2020	$(1,588.48)	05/15/20	$-
17. 'Derik W. Ellis	04/30/2020	$(1,558.40)	05/30/20	$-
18. 'R. Reese and Associates, PLLC	04/30/2020	$(701.00)	05/30/20	$-
19. 'AT&T	04/19/2020	$(235.26)	05/19/20	$-
20. 'IHS Global Inc	04/30/2020	$(173.32)	05/30/20	$-
21. 'Holzknecht Umali, Inc.	04/28/2020	$(152.00)	05/28/20	$-
22. 'Vision Service Plan	04/30/2020	$(142.00)	05/30/20	$-
23. 'AT&T Mobility	04/22/2020	$(52.17)	05/22/20	$-
24. 'Voicelink Communications	04/30/2020	$(51.61)	05/30/20	$-
25. 'Voicelink Communications	04/15/2020	$(44.73)	05/15/20	$-
26. 'EnergyLink Holdings, LLC	04/15/2020	$(26.65)	05/15/20	$-
27. 'EnergyLink Holdings, LLC	04/30/2020	$(26.65)	05/30/20	$-
28. 'LogMeIn USA, Inc.	04/22/2020	$(20.52)	05/22/20	$-
29. (IF ADDITIONAL ATTACH LIST)	4/15 - 4/30	$(94.47)	5/15 - 5/30	$-
30. TOTAL OF LINES 7 - 29		$(85,285.09)		$-
31. TOTAL POSTPETITION LIABILITIES		$(85,285.09)		$-

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

MONTH:	April

ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	Apr-20	MONTH	MONTH

1. 0 - 30		$30.48
2. 31 - 60
3. 61 - 90
4. 91 +
5. TOTAL ACCOUNTS RECEIVABLE	$-	$30.48	$-	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$-	$30.48	$-	$-

AGING OF POSTPETITION TAXES AND PAYABLES
	0 - 30 DAYS	31-60 DAYS	90+ DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE				$-

STATUS OF POSTPETITION TAXES FEDERAL
	BEGINNING TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING		$14,184.46	$14,184.46	$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$14,184.46	14,184.46	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$14,184.46	$14,184.46	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

MONTH:	April

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly  Operating Report

CASH BASIS-6

2020

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

MONTH:	April

QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY. Accrued vacation paid to employee released 4/30/20

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Yuma Companies Inc - Post Petition Accounts

Payable As of 4/30/2020

Journal Date	Due Date Vendor	GL Description	Net Value
04/30/2020	5/30/2020 FisherBroyles, LLP	Payable Invoices	$(25,000.00)
04/30/2020	5/30/2020 HOUSTON-1177 WEST LOOP OWNER LP	Payable Invoices	(20,492.95)
04/30/2020	5/30/2020 Blue Cross and Blue Shield of Texas	Payable Invoices	(10,740.66)
04/30/2020	5/30/2020 Seaport Global Securities LLC	Payable Invoices	(10,000.00)
04/30/2020	5/30/2020 Secure Networkers	Payable Invoices	(3,942.47)
04/22/2020	5/22/2020 Secure Networkers	Payable Invoices	(3,095.95)
04/30/2020	5/30/2020 Drillinginfo, Inc.	Payable Invoices	(2,665.00)
04/30/2020	5/30/2020 Mutual of Omaha	Payable Invoices	(2,275.80)
04/15/2020	5/15/2020 R. Reese and Associates, PLLC	Payable Invoices	(2,205.00)
04/15/2020	5/15/2020 AT&T	Payable Invoices	(1,588.48)
04/30/2020	5/30/2020 Derik W. Ellis	Payable Invoices	(1,558.40)
04/30/2020	5/30/2020 R. Reese and Associates, PLLC	Payable Invoices	(701.00)
04/19/2020	5/19/2020 AT&T	Payable Invoices	(235.26)
04/30/2020	5/30/2020 IHS Global Inc	Payable Invoices	(173.32)
04/28/2020	5/28/2020 Holzknecht Umali, Inc.	Payable Invoices	(152.00)
04/30/2020	5/30/2020 Vision Service Plan	Payable Invoices	(142.00)
04/22/2020	5/22/2020 AT&T Mobility	Payable Invoices	(52.17)
04/30/2020	5/30/2020 Voicelink Communications	Payable Invoices	(51.61)
04/15/2020	5/15/2020 Voicelink Communications	Payable Invoices	(44.73)
04/15/2020	5/15/2020 EnergyLink Holdings, LLC	Payable Invoices	(26.65)
04/30/2020	5/30/2020 EnergyLink Holdings, LLC	Payable Invoices	(26.65)
04/22/2020	5/22/2020 LogMeIn USA, Inc.	Payable Invoices	(20.52)
04/30/2020	5/30/2020 EnergyLink Holdings, LLC	Payable Invoices	(19.73)
04/15/2020	5/15/2020 EnergyLink Holdings, LLC	Payable Invoices	(19.72)
04/30/2020	5/30/2020 Stewart Organization Inc	Payable Invoices	(17.89)
04/15/2020	5/15/2020 Stewart Organization Inc	Payable Invoices	(16.94)
04/15/2020	5/15/2020 Comcast	Payable Invoices	(15.03)
04/15/2020	5/15/2020 AT&T Long Distance	Payable Invoices	(5.16)
Total			($85,285.1)

Accounts Payable - YCos

Balance Sheet - The Yuma Companies, Inc.

As of 4/30/2020

Assets		Liabilities and Equity
Cash and cash equivalents	$22,722	Current maturities-bank debt	$-
Trade receivables	30	Notes payable- short term	264,479
Joint venture partner rec	-	Current maturities-other	-
Oil and gas revenue	-	Current maturities debt	$264,479
Allowance - trade A/R	-
Officers and employees	-	Accounts payable - trade	$949,668
Other	-	Accounts payable - officer	(1,070,553)
Allowance - other A/R	-	JV Partner Advances	-
Prepaids	185,934	Oil & gas distribution payable	-
Deferred charges and other	-	Intercompany advances, net	(6,760,493)
Total Current Assets	$208,686	Accounts payable	$(6,881,379)

Property and Equipment		Other deferred credits	$43,034
Not subject to amortization	$-	Short term lease liability	-
Subject to amortization	-	Asset retirement obligations	-
Depletion	-	Accrued expenses and other	149,489
Net Oil and Gas Properties	$-	Total Current Liabilities	$(6,424,376)

Construction in progress	$-	Bank debt	$-
Other property and equipment	387,658	Total Long-Term Debt	$-
Aksum DD&A other prop	(124,380)
Net Other Property	$263,279	Other Long-Term Liabilities
		Asset retirement obligation	$-
Other Assets		Long term lease liability	-
Receivables from affiliate	$-	Deferred rent credit	179,192
Investment in subs & prtnshp	16,383,660	Restricted stock units	-
Deposits	2,684	Other	-
Operating right-of-use leases	(238,818)	Total Other Long-Term Liabilities	$179,192
Public offering costs	79,997
Other assets	-	Total Liabilities	$(6,245,184)
Total Other Assets	$16,227,523
		Equity
Total Assets	$16,699,488	Common stock	$-
		Preferred stock	-
		Capital in excess of par	34,214,985

		Distributions	$(19,636,106)
		Retained earnings	12,805,809
		Current period income(loss)	(1,587,607)
		Preferred stock accretion	(2,852,408)
		Retained earnings	$(11,270,303)

		Treasury stock, at cost	$-
		Total Equity	$22,944,672

		Total Liabilities and Equity	$16,699,488

Balance Sheet - YCos